Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

31-0841368

(I.R.S. Employer Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Scott Miller

U.S. Bank National Association

10 West Broad Street

Columbus, OH 43215

(614) 849-3402

(Name, address and telephone number of agent for service)

Worthington Industries, Inc.

(Exact name of obligor as specified in its charter)

Ohio	31-1189815
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the indenture securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

(b)	Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2.	AFFILIATIONS WITH THE OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Items 3-15.	Items 3-15 are not applicable because, to the best of the trustee’s knowledge, the obligor is not in default under any indenture for which the trustee acts as trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility.

Exhibit Number	Description

1	A copy of the Articles of Association of the Trustee.*

2	A copy of the certificate of authority of the Trustee to commence business.*

3	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4	A copy of the existing bylaws of the Trustee.**

6	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.†

7	Report of Condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.†

†	Filed herewith.
*	Incorporated herein by reference to Exhibit 25.1 to Amendment No. 2 to the Registration Statement on Form S-4 of Revlon Consumer Products Corporation filed on November 15, 2005 (Registration No. 333-128217).
**	Incorporated herein by reference to Exhibit 25.1 to Amendment No. 3 to the Registration Statement on Form S-4 of Magma Design Automation, Inc. filed on August 24, 2009 (Registration No. 333-159463).

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus, State of Ohio on the 8th day of April, 2010.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Scott Miller
Scott Miller
Vice President

By:	/s/ Michael Dockman
Michael Dockman
Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: April 8, 2010

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Scott Miller
Scott Miller
Vice President

By:	/s/ Michael Dockman
Michael Dockman
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 12/31/2009

($000’s)

12/31/2009
Assets
Cash and Balances Due From Depository Institutions	$6,198,904
Securities	43,054,635
Federal Funds	3,431,853
Loans & Lease Financing Receivables	189,772,027
Fixed Assets	4,797,639
Intangible Assets	13,399,731
Other Assets	15,721,341

Total Assets	$276,376,130

Liabilities
Deposits	$194,253,182
Fed Funds	10,148,686
Treasury Demand Notes	0
Trading Liabilities	345,396
Other Borrowed Money	31,068,244
Acceptances	0
Subordinated Notes and Debentures	7,629,967
Other Liabilities	6,705,043

Total Liabilities	$250,150,518

Equity
Minority Interest in Subsidiaries	$1,629,447
Common and Preferred Stock	18,200
Surplus	12,642,020
Undivided Profits	11,935,945

Total Equity Capital	$26,225,612

Total Liabilities and Equity Capital	$276,376,130

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ Scott Miller
Vice President

Date: April 8, 2010